UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PERRIGO COMPANY PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903

Perrigo Company plc

Important Notice Regarding the Availability

of Proxy Materials

Shareholders Meeting to be held on

May 4, 2023

For Shareholders of record as of March 06, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/PRGO

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to

www.proxydocs.com/PRGO

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 24, 2023.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/PRGO	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Perrigo Company plc

     Meeting Type:     Annual Meeting of Shareholders

Date:	Thursday, May 4, 2023
Time:	10:00 AM, Irish Standard Time
Place:	AGM to be held at The Intercontinental Hotel
Simmonscourt Road, Dublin 4, D04 A9K8- visit www.proxydocs.com /PRGO

SEE REVERSE FOR FULL AGENDA

Perrigo Company plc

Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 5, 6 AND 7

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

PROPOSAL

1.	Election of directors to hold office until the 2024 Annual General Meeting of Shareholders

1.01 Bradley A. Alford

1.02 Orlando D. Ashford

1.03 Katherine C. Doyle

1.04 Adriana Karaboutis

1.05 Murray S. Kessler

1.06 Jeffrey B. Kindler

1.07 Erica L. Mann

1.08 Albert A. Manzone

1.09 Donal O’Connor

1.10 Geoffrey M. Parker

2.

Ratify, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the Company’s independent auditor, and authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor

3.	Advisory vote on executive compensation

4.	Advisory vote on the frequency of future advisory votes on executive compensation

5.	Renew the Board’s authority to issue shares under Irish law

6.	Renew the Board’s authority to opt-out of statutory pre-emption rights under Irish law

7.	Approve the creation of distributable reserves by reducing some or all of the Company’s share premium

8.	The transaction of such other business as may properly come before the meeting.